EXHIBIT 99.1

News

                                                               June 8, 2010
Caterpillar contact:
Jim Dugan
Corporate Public Affairs
309-494-4100
dugan_jim@cat.com

FOR IMMEDIATE RELEASE

Caterpillar Announces Updated Strategy
Customer Focus, Superior Financial Results and Global Leadership for Machinery and Engine Business Emphasized

 PEORIA, Ill. – Caterpillar Inc. (NYSE: CAT) executives are unveiling the company’s updated Vision 2020 strategy to employees, dealers, suppliers and shareholders, setting the stage for the next phase of the company’s leadership and growth in the global industries it serves.

For the last five months, Vice Chairman and CEO–Elect Doug Oberhelman has led a team in updating the company’s Vision 2020 strategy, which was first introduced by Chairman and CEO Jim Owens in 2005.

“As we build on our strategy from 2005 and communicate the direction and goals to our employees, dealers, suppliers and stockholders, it will become very clear that Caterpillar will be intensely focused on helping our customers succeed,” Oberhelman said.  “We’ll be driving execution in key areas of the business that are critical to customers – quality, production capability and cost.”

The strategy update includes a vision of the future where:
•	Caterpillar is the recognized leader everywhere it does business.
•	Our products, services and solutions help our customers succeed.
•	Our distribution system is a competitive advantage.
•	Our supply chain is world class.
•	Our business model drives superior results.
•	Our people are talented and live Our Values in Action.
•	Our work today helps our customers create a more sustainable world.
•	Our financial performance consistently rewards our stockholders.
Goals for the next five years are focused in three areas:
•	Delivering superior results – earnings per share growth, OPACC (Operating Profit After Capital Charge) and cash flow.
•	Developing the best team of people – world-class safety and inclusion.
•	Becoming the global leader everywhere we do business – the quality of our products, PINS (percent of industry sales) and aftermarket parts growth.

“From a stockholder perspective, our goals are focused on delivering total shareholder returns over the business cycle in the top 25 percent of the S&P 500,” Oberhelman said.  “To do that, I believe we need to deliver compound annual earnings per share growth of 15 to 20 percent over the business cycle.  Last year we introduced a 2012 goal of achieving $8 to $10 profit per share, and that’s still our goal for 2012.  That level of performance in 2012 is squarely on the path to delivering the growth that should place us in the top quartile of the S&P 500,” Oberhelman said.

“I’m personally energized and ready to take on our competitors.  And as we roll out the strategy to the entire Caterpillar team there are a few key messages that will emerge,” Oberhelman said.  “First, we’re energized, playing offense and driving to win everywhere in the world.  Second, we’re highly focused on customers – simply put, delivering products and services that help customers make more money with Caterpillar products than our competitors.  Third, there will be an intense focus on execution and accountability throughout the company as we deliver for our customers, our people and our stockholders.”

The company’s updated strategy is focused on the execution of Caterpillar’s proven business model.  The company will provide more details about the strategy for investors at its analyst meeting in New York on August 19.

About Caterpillar:
For more than 85 years, Caterpillar Inc. has been making progress possible and driving positive and sustainable change on every continent.  With 2009 sales and revenues of
$32.396 billion, Caterpillar is the world’s leading manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines.  The company also is a leading services provider through Caterpillar Financial Services, Caterpillar Remanufacturing Services, Caterpillar Logistics Services and Progress Rail Services.  More information is available at:  http://www.cat.com.

Forward-Looking Statements
Certain statements in this press release relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are subject to known and unknown factors that may cause actual results of Caterpillar Inc. to be different from those expressed or implied in the forward-looking statements. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements.  All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance, and Caterpillar does not undertake to update its forward-looking statements.

It is important to note that actual results of the company may differ materially from those described or implied in such forward-looking statements based on a number of factors, including, but not limited to: (i) economic volatility in the global economy generally and in capital and credit markets; (ii) Caterpillar’s ability to generate cash from operations, secure external funding for operations and manage liquidity needs; (iii) adverse changes in the economic conditions of the industries or markets Caterpillar serves; (iv) government regulations or policies, including those affecting interest rates, liquidity, access to capital and government spending on infrastructure development; (v) commodity price increases and/or limited availability of raw materials and component products, including steel; (vi) compliance costs associated with environmental laws and regulations; (vii) Caterpillar’s and Cat Financial’s ability to maintain their respective credit ratings, material increases in either company’s cost of borrowing or an inability of either company to access capital markets; (viii) financial condition and credit worthiness of Cat Financial’s customers; (ix) material adverse changes in our customers’ access to liquidity and capital; (x) market acceptance of Caterpillar’s products and services; (xi) effects of changes in the competitive environment, which may include decreased market share, lack of acceptance of price increases, and/or negative changes to our geographic and product mix of sales; (xii) Caterpillar’s ability to successfully implement Caterpillar Production System or other productivity initiatives; (xiii) international trade and investment policies, such as import quotas, capital controls or tariffs; (xiv) failure of Caterpillar or Cat Financial to comply with financial covenants in their respective credit facilities; (xv) adverse changes in sourcing practices for our dealers or original equipment manufacturers; (xvi) additional tax expense or exposure; (xvii) political and economic risks associated with our global operations, including changes in laws, regulations or government policies, currency restrictions, restrictions on repatriation of earnings, burdensome tariffs or quotas, national and international conflict, including terrorist acts and political and economic instability or civil unrest in the countries in which Caterpillar operates; (xviii) currency fluctuations, particularly increases and decreases in the U.S. dollar against other currencies; (xix) increased payment obligations under our pension plans; (xx) inability to successfully integrate and realize expected benefits from acquisitions; (xxi) significant legal proceedings, claims, lawsuits or investigations; (xxii) imposition of significant costs or restrictions due to the enactment and implementation of health care reform legislation and proposed financial regulation legislation; (xxiii) changes in accounting standards or adoption of new accounting standards;  (xxiv) adverse effects of natural disasters; and (xxv) other factors described in more detail under “Item 1A.  Risk Factors” in Part I of our Form 10-K filed with the SEC on February 19, 2010 for the year ended December 31, 2009 and in Part II of our Form 10-Q filed with the SEC on May 3, 2010 for the quarter ended March 31, 2010.  These filings are available on our website at www.cat.com/sec_filings.